UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2008

Millennium Bankshares Corporation
(Exact name of registrant as specified in its charter)

Virginia	0-49611	54-1920520
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

1601 Washington Place, Reston, Virginia 20190
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 703.464.0100

N/A
(Former Name or Former Address, if changed since last report)

                Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

                Millennium Bankshares Corporation (‘the “Company”) has determined that due to issues associated with the complexity of the Company’s financial statements, arising from discontinued operations, for which reporting and disclosure guidance is complex and not clearly definitive, and subsequent events, it will not file its Annual Report on Form 10-K for the year ended December 31, 2007 by the extended deadline of April 15, 2008.  The Company previously filed a notice on Form 12b-25 with respect to the Form 10-K.

                The Company anticipates that it will file the Form 10-K within a reasonably short period. The Company does not expect the results reported in the Form 10-K to differ from previously reported amounts.

Signatures

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLENNIUM BANKSHARES CORPORATION

By:	/s/ Richard I Linhart
Richard I. Linhart, President and Chief Executive Officer

Dated: April 15, 2008